Exhibit 1
Comprehensive List of Reporting Persons

Name: Stonehill Capital Management LLC
Address: 885 Third Avenue, 30th Floor, New York, NY 10022
Relationship: 10% Owner

Name: Stonehill Institutional Partners, L.P.
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Relationship: 10% Owner

Name: Stonehill Offshore Partners Limited
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Relationship: 10% Owner

Name: Stonehill Advisers LLC
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Relationship: 10% Owner

Name: Stonehill General Partner, LLC
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Relationship: 10% Owner

Name: Stonehill Master Fund Ltd.
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Relationship: 10% Owner

Name: Stonehill Advisers Holdings LP
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Relationship: 10% Owner

Name: Stonehill Offshore Holdings LLC
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Relationship: 10% Owner

Name: John Motulsky
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Relationship: 10% Owner

Name: Wayne Teetsel
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Relationship: 10% Owner

Name: Christopher Wilson
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Relationship: 10% Owner

Name: Thomas Varkey
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Relationship: 10% Owner

Name: Jonathan Sacks
Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Relationship: 10% Owner

Name: Peter Sisitsky

Address: c/o Stonehill Capital Management LLC, 885 Third Avenue, 30th Floor, New York, NY 10022
Relationship: 10% Owner